UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2005

KNBT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

90 Highland Avenue, Bethlehem, Pennsylvania	18017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 861-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits

Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, KNBT Bancorp, Inc. (“KNBT”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on May 23, 2005 with the financial information required by Item 9.01.

(a) Financial Statements of Business Acquired.

The following audited financial statements of Northeast Pennsylvania Financial Corp. (“NEPF”) are incorporated by reference to NEPF’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 29, 2004 (SEC File No. 0-49952):

Report of Independent Registered Public Accounting Firm

Consolidated Statements of Financial Condition as of September 30, 2004 and 2003

Consolidated Statements of Operations for the years ended September 30, 2004, 2003 and 2002

Consolidated Statement of Changes in Equity for the years ended September 30, 2004, 2003 and 2002

Consolidated Statements of Cash Flows for the years ended September 30, 2004, 2003 and 2002

Notes to Consolidated Financial Statements

The following unaudited, consolidated interim financial statements of NEPF are incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 filed by NEPF with the Securities and Exchange Commission on May 12, 2005 (SEC File No. 0-49952):

Consolidated Statements of Financial Condition at March 31, 2005 (unaudited) and September 30, 2004

Consolidated Statements of Operations (unaudited) for the Three and Six Months Ended March 31, 2005 and 2004

Consolidated Statements of Cash Flows (unaudited) for the Six Months Ended March 31, 2005 and 2004

Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information.

Pro forma financial information required by this Item 9.01(b) is hereby incorporated by reference to Exhibit 99.4 hereto.

(c)  The following exhibits are included with this Report:

Exhibit No.	Description

10.1	Termination and Release Agreement, dated December 8, 2004, by and among Northeast Pennsylvania Financial Corp., First Federal Bank, KNBT Bancorp, Inc. and Thomas L. Kennedy*

23.1	Consent of KPMG LLP

99.1	Press Release dated May 19, 2005**

99.2
Audited consolidated financial statements of Northeast Pennsylvania Financial Corp. as of and for the fiscal years ended September 30, 2004, 2003 and 2002 (incorporated herein by reference to Northeast Pennsylvania Financial Corp.’s Annual Report on Form 10-K filed on December 29, 2004)

99.3
Unaudited consolidated financial statements of Northeast Pennsylvania Financial Corp. as of and for the three and six months ended March 31, 2005 (incorporated herein by reference to Northeast Pennsylvania Financial Corp.’s Quarterly Report on Form 10-Q filed on May 12, 2005)

99.4	Pro forma financial information
______________________________
*
Previously filed on KNBT’s Form 8-K, filed on May 23, 2005 (SEC File No. 0-50426) which incorporated by reference from Northeast Pennsylvania Financial Corp. as Exhibit 10.2 to the Form 8-K/A filed with the Securities and Exchange Commission on December 16, 2004 (File No. 0-49952)

**	This exhibit is incorporated by reference from KNBT’s Form 8-K, filed on May 23, 2005 (SEC File No. 0-50426).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT BANCORP, INC.
Date: August 4, 2005	By: /s/ Eugene T. Sobol Eugene T. Sobol Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Termination and Release Agreement, dated December 8, 2004, by and among Northeast Pennsylvania Financial Corp., First Federal Bank, KNBT Bancorp, Inc. and Thomas L. Kennedy*

23.1	Consent of KPMG LLP

99.1	Press Release dated May 19, 2005*

99.2	Audited consolidated financial statements of Northeast Pennsylvania Financial Corp. as of and for the fiscal years ended September 30, 2004, 2003 and 2002 (incorporated herein by reference to Northeast Pennsylvania Financial Corp.’s Annual Report on Form 10-K filed on December 29, 2004)

99.3	Unaudited consolidated financial statements of Northeast Pennsylvania Financial Corp. as of and for the three and six months ended March 31, 2005 (incorporated herein by reference to Northeast Pennsylvania Financial Corp.’s Quarterly Report on Form 10-Q filed on May 12, 2005)

99.4	Pro forma financial information
________________________
*Previously filed.